UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 5, 2003

LA QUINTA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant’s telephone number, including area code)

LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)

(214) 492-6600
(Registrant’s telephone number, including area code)

Item 4.             Changes in Registrant’s Certifying Accountant

This Form 8-K/A amends the Form 8-K filed on April 24, 2003 reporting the intention of La Quinta Corporation and La Quinta Properties, Inc. (collectively, the “Company”) to dismiss its independent accountants.

On May 5, 2003, immediately following the filing of the Company’s Joint Quarterly Report on Form 10-Q for the three months ending March 31, 2003, the Company dismissed PricewaterhouseCoopers LLP (“PWC”) as their independent principal accountants and engaged Ernst & Young LLP (“Ernst & Young”) as the Company’s independent principal accountants to audit the financial statements of the Company for its fiscal year ending December 31, 2003.  The decision to dismiss PWC and engage Ernst & Young was recommended by the Audit Committee and approved by the Company’s Board of Directors.

PWC’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31 2002 and 2001, respectively, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits for the two most recent fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through May 5, 2003, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports.  During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through May 5, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

PWC has been provided with a copy of this disclosure and has furnished a letter addressed to the Securities and Exchange Commission stating that they have found no basis for disagreement with the above statements. A copy of PWC’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Report.

During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through May 5, 2003, neither the Company nor anyone on its behalf has consulted Ernst & Young on either (i) the application of accounting principles to any transaction  (completed or proposed) or (ii) the type of audit report that might be rendered on the Company’s financial statements or (iii) any matters or reportable events as set forth in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

Item 7.             Exhibits

16.1                           Letter from PricewaterhouseCoopers LLP, dated May 5, 2003, stating that it agrees with the disclosure made in Item 4 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2003	LA QUINTA CORPORATION

	By:	/s/ David L. Rea
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer

LA QUINTA PROPERTIES, INC.

	By:	/s David L. Rea
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer